TAMARACK FUNDS

Government Income Fund

Supplement dated November 6, 2006 to the

Class A, Class C, Class R, and Class S Fixed Income Funds Prospectus

dated January 28, 2006, as revised May 9, 2006, Class I Shares Prospectus dated January 28, 2006, as revised May 9, 2006, and Statement of Additional Information dated January 28, 2006, as revised May 9, 2006

As of November 6, 2006, the Government Income Fund has suspended share sales to new investors.